UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2005



                             Staktek Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-50553
                            (Commission File Number)

           Delaware                                       56-2354935
 (State or other jurisdiction                          (I.R.S. Employer
       of incorporation)                              Identification No.)

                        8900 Shoal Creek Blvd, Suite 125
                               Austin, Texas 78757
             (Address of principal executive offices, with zip code)

                                 (512) 454-9531
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On May 9, 2005, Staktek Holdings, Inc. ("Staktek" or the "Company") announced that Wayne R. Lieberman had joined the Company as its President. James W. Cady, the Company's President and Chief Executive Officer, resigned his position of President and is retaining his position as Chief Executive Officer.

     Mr. Lieberman entered into an employment agreement with the Company, pursuant to which he will receive (i) an annualized base salary of $275,000; (ii) a bonus of up to 100% of his base salary under the terms of the Company's profit-sharing plan, $25,000 each quarter of which will be guaranteed until March 31, 2006; (iii) an option to purchase 507,507 shares of common stock of the Company; (iv) an option to purchase an additional 500,000 shares of common stock of the Company, the exercisability of which is subject to stockholder approval; (v) a relocation package of up to $100,000 based on expenses incurred; (vi) the ability to purchase up to $1.5 million of the Company's common stock held as treasury stock within one year from his first date of employment at the closing price of the stock on Nasdaq on the date of purchase; (vii) a reimbursement of up to $5,000 for life insurance; (viii) as well as other benefits made available to executives generally.

     The Board of Directors approved an increase in the authorized option pool pursuant to the 2003 Stock Option Plan by 500,000 shares in connection with Mr. Lieberman's employment. The Company plans to seek stockholder approval by written consent of the increase in the number of shares reserved under the plan in the coming weeks.

     In addition, James Cady entered into an amendment to his employment agreement with the Company, pursuant to which 18 months of his unvested options to purchase common stock accelerated effective May 9, 2005. In the event his employment is terminated without cause (as defined in his employment agreement), 100% of his unvested options will vest upon termination. If he is terminated for cause, 100% of his unvested stock options will expire upon termination. In addition, he has the right to receive a lump-sum payment of 12 months base salary payable six months and one day following the termination of his employment, unless he violates the terms of his Confidentiality Agreement, in exchange for a release of claims.


Item 2.02  Results of Operations and Financial Condition.

     On May 11, 2005, Staktek issued a press release announcing its first quarter 2005 results. The full text of the press release is attached as
     Exhibit 99.1 to this Current Report on Form 8-K. The press release contains forward-looking statements regarding Staktek and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     Use of Non-GAAP Financial Information
     -------------------------------------


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

     Staktek provides a non-GAAP measure of operating income, operating margin, income available to common stockholders and earnings per diluted share in its earnings release. The presentation is intended to be a supplemental measure of performance and excludes non-cash charges for amortization of acquisition intangibles and stock-based compensation. Staktek has chosen to provide this information to investors because it believes that excluding these charges represents a better basis for the comparison of its current results to its results for periods prior to its acquisition and initial public offering and to the results of its peer companies. In addition, Staktek believes that it provides a means to highlight the results of core ongoing operations to investors. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

     The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.


Item 3.02  Unregistered Sales of Equity Securities.

     As set forth in Item 1.01 above, as part of Mr. Lieberman's employment, the Company is providing him the opportunity to purchase up to $1.5 million of the Company's common stock held as treasury stock within one year from his first date of employment at the closing price of the stock on Nasdaq on the date of purchase.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As set forth in Item 1.01 above, on May 9, 2005, the Company announced that Wayne R. Lieberman had joined the Company as its President. James W. Cady, the Company's President and Chief Executive Officer, resigned his position of President and is retaining his position as Chief Executive Officer. The terms of Mr. Lieberman's employment and the changes to Mr. Cady's employment agreement are set forth above in Item 1.01.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.


10.1   Employment Agreement of Wayne R. Lieberman dated May 9, 2005.

10.2   Amendment No. 1 to Employment Agreement of James W. Cady dated May 9,
       2005.

99.1. Press Release issued May 11, 2005, announcing, among other things, 2005 first quarter results.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STAKTEK HOLDINGS, INC.



Date: May 11, 2005                       By: /s/ W. Kirk Patterson
                                             -----------------------------------
                                             W. Kirk Patterson
                                             Vice President Finance and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.

10.1       Employment Agreement of Wayne R. Lieberman dated May 9, 2005.

10.2       Amendment No. 1 to Employment Agreement of James W. Cady dated May 9,
           2005.

99.1. Press Release issued May 11, 2005, announcing, among other things, 2005 first quarter results.


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